UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 14, 2024
Date of Report (Date of earliest event reported)
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	98-1550429 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure

On August 14, 2024, Redwire Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s acquisition of Hera Systems, Inc. ("Hera Systems") pursuant to the Agreement and Plan of Merger dated August 14, 2024 by and among various entities including, but not limited to, subsidiaries of the Company and Hera Systems. The Press Release also announces the Company’s revised revenue guidance for fiscal year 2024 pursuant to which the Company increases previously provided revenue guidance by $10 million from $300 million to $310 million for the full fiscal year. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Items 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Item 7.01 will not be deemed a determination or admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Redwire Press Release dated August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2024

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director